                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions 'Financial Highlights' in the Prospectus and 'Auditors' in the Statement of Additional Information and to the incorporation by reference of our report dated January 22, 1997, in this Registration Statement (Form N-2 33-60306) of Strategic Global Income Fund, Inc.

                                                        ERNST & YOUNG LLP
                                                        ------------------
                                                        ERNST & YOUNG LLP

New York, New York
February 3, 1997